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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion and incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 (file no. 333-1775) of our report dated November 8, 1995 on our audits of the financial statements of Advanced Magnetics, Inc. We also consent to the references to our firm under the caption "Experts" and "Selected Financial Data."


                                          /s/ Coopers & Lybrand L.L.P.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts

March 25, 1996